UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): July 28, 2006



                         Fischer-Watt Gold Company, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Nevada                           0-22515                    88-0227654
-----------------                  ------------              -------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction                       File Number)               Identification #)
of incorporation)


                                 2582 Taft Court
                               Lakewood, CO 80215
                     ---------------------------------------
                     (Address of Principal Executive Office)


                                 (303) 232-0292
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      N/A
           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a material Definitive Agreement
---------    ------------------------------------------

A.  The Grandcru Agreement

On July 31, 2006, Fischer-Watt Gold Company, Inc. (the "Company") entered into an Option Agreement with Grandcru Resources Corp of Vancouver, B.C., Canada ("Grandcru), to acquire Grandcru's claims in the Cambridge Mining District located south of Yerrington, Nevada.

The Company has a 30-day period, until August 31, 2006, to complete its due-diligence on the property. The terms of the agreement allow for the Company to acquire a 100% interest in the claims upon completion of the following:

Cash payments to an underlying property holder of:

$10,000 on August 25, 2006
$15,000 on August 25, 2007
$20,000 on August 25, 2008
$25,000 on August 25, 2009

and cash payments to Grandcru of:

$10,000 on July 31, 2007
$15,000 on July 31, 2008
$20,000 on July 31, 2009
$25,000 on July 31, 2010

and by satisfying annual work commitments on the property of:

$50,000 in the first year
$75,000 in the second year
$125,000 in the third year
$150,000 in the fourth year.

Upon completion of the above, the Company will have earned a 100% interest in the property subject to a 2% Net Smelter Return royalty to the underlying property holder and a 2% Net Smelter Return royalty payable to Grandcru. These two royalties may be purchased for $2,000,000 and $1,500,000 respectively.

B.  The Nexvu Agreement

On June 1, 2005, the Company entered into a Letter of Agreement with Nexvu Capital Corp., a private corporation based in Vancouver, BC, Canada ("Nexvu), for the development of the La Balsa copper project in Michoacan, Mexico (please see the Press Release of June 1, 2005 filed as Exhibit 99.1 to the Company's Form 8-K filed on June 7, 2005 for details).

On December 5, 2005, the Company entered into a new Letter of Agreement whereby Nexvu will purchase the Company's entire interest in Minera Montoro for $2,235,000. The Company holds a 65% equity interest in Minera Montoro that in turn has 100% ownership of the La Balsa property (please see the Letter Agreement dated June 27, 2006 filed as Exhibit 10.1 to the Company's Form 8-K filed on July 7, 2006 for details).

Subsequent to the December 5, 2005 Letter Agreement, Nexvu assigned its right, title and interest in the December 5, 2005 Letter Agreement to Rogue River Resources Corp., an entity with the same principles as Nexvu. Pursuant to the term of the Letter Agreement dated December 5, 2005, an initial deposit of $50,000 was received by the Company with the first payment of $695,000 due April 30, 2006. On April 30, 2006 Nexvu paid $25,000 to the Company in order to extend the closing date from April 30, 2006 to May 31, 2006. Furthermore, on May 31, 2006, Nexvu paid an additional $25,000 to the Company to extend the closing date to June 30, 2006. The Company entered into a new Letter Agreement (the "Agreement") dated June 27, 2006, which was exected effective July 5, 2006, with Rogue River Resources Corp. which extended the closing date to July 31, 2006.

The extension was made so that the Company can implement the correct structure for the transaction and the closing of this transaction is expected to occur in the near future.



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


Item 3.02    Unregistered Sales of Equity Securities.
---------    ----------------------------------------

A. On July 28, 2006, the Company issued 100,000 unregistered shares of its common stock to private vendors in connection with its purchase of a non-material mineral lease. The shares were issued as consideration towards the purchase price of the Company's interest in the lease valued at $90,000. The issuance of the shares is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"), as a transaction by an Issuer not involving a public offering. There was no general solicitation by the Company and the private vendors had access to material information of the Company.

B. On July 28, 2006, the Company issued 250,000 unregistered shares of its common stock to Peter Bojotos, the Company's President and Chief Executive Officer in payment of services rendered valued at $17,500. Also, on July 28, 2006, the Company issued an aggregate of 600,000 unregistered shares of its common stock to unaffiliated service providers as payment for their services rendered to the Company valued at $42,000.

     The shares issued to the Company's President and Chief Executive
     Officer were issued to an "accredited investor" as defined under the Securities Act. The issuance of the shares to the unaffiliated service providers is exempt from registration pursuant to Section 4(2) of the Securities Act as a transaction by an Issuer not involving a public offering. There was no general solicitation by the Company and the service providers had access to material information of the Company.

     C. On July 28, 2006, the Company issued 500,000 options to purchase common stock to each of its five directors, Peter Bojtos, William Rapaglia, Gerald Helgeson, James M. Seed and George Beattie, for a total of 2,500,000 options. The options are immediately exercisable and will expire in five
     (5) year. The exercise price of the underlying shares is $0.10 per share.

     Also, on July 28, 2006, the Company issued 150,000 options to purchase common stock to two unaffiliated service providers. The options are immediately exercisable and will expire in five (5) year. The exercise price of the underlying shares is $0.10 per share.

     The 2,500,000 options were issued to the directors of the Company, thus to an "accredited investor" as defined under the Securities Act. The 150,000 options issued to the unaffiliated service providers is exempt from registration pursuant to Section 4(2) of the Securities Act as a transaction by an Issuer not involving a public offering.The options were, and any shares of the Common Stock of the Company issued upon exercise of the option must be, taken by the directors for investment and not for distribution and as "restricted securities" under the Securities Act. The Company made available to the directors the material information about the Company and its securities, including the information contained in its reports filed under the Securities Exchange Act of 1934 ("Exchange Act"). In issuing the options, the Company relied upon the exemption from the registration requirements of Section 5 of the Securities Act provided in
     Section 4(2) thereof, as a transaction by an Issuer not involving a public offering.





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


Item 7.01    Regulation FD Disclosure.
---------    -------------------------

On August 8, 2006, the Company issued a news release titled "Fisher-Watt Options Nevada Gold Property." The full text of the news release is included as an exhibit to this Report and is incorporated by reference herein.


Item 9.01    Financial Statements and Exhibits.
---------    ---------------------------------

     (c) Exhibits.

         Exhibit Number    Description
         --------------    -----------

              10.1 Letter Agreement, dated July 14, 2006, and executed effective July 31, 2006, between Grandcru Resources Corporation and Fischer-Watt Gold Company, Inc.

              99.1         News Release dated August 8, 2006



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FISCHER-WATT GOLD COMPANY, INC.


                                      By: /s/ Peter Bojtos
                                          --------------------------------------
                                          Peter Bojtos, Chief Executive Officer


August 10, 2006




























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


                                  EXHIBIT INDEX



Exhibit Number       Description
--------------       -----------

    10.1 Letter Agreement, dated July 14, 2006, and executed effective July 31, 2006, between Grandcru Resources Corporation and Fischer-Watt Gold Company, Inc.

    99.1             News Release dated August 8, 2006
































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